UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2024

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 2100
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 25, 2024, Armada Hoffler Properties, Inc. (the “Company”) and Armada Hoffler, L.P. entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, BofA Securities, Inc. and Barclays Capital Inc., as representatives of the underwriters named therein (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 9,000,000 shares of its common stock, $0.01 par value per share (“Common Stock”), at a public offering price of $10.50. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 shares of Common Stock, which was exercised in full on September 26, 2024. The Common Stock was offered and sold pursuant to a prospectus supplement, dated September 25, 2024, and a base prospectus, dated February 28, 2024, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-270080). The closing of the offering occurred on September 27, 2024. Louis S. Haddad, the Company’s Chief Executive Officer and the Executive Chairman of its Board of Directors (the “Board”), Daniel A. Hoffler, the Chairman Emeritus of the Board, and A. Russell Kirk, F. Blair Wimbush, James C. Cherry, James A. Carroll and George F. Allen, each of whom is a member of the Board, purchased 95,238, 95,238, 95,238, 9,523, 4,761, 2,857 and 952, respectively, shares of Common Stock in the offering at the public offering price.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 25, 2024, by and among Armada Hoffler Properties, Inc., Armada Hoffler, L.P. and Jefferies LLC, BofA Securities, Inc. and Barclays Securities Inc., as representatives of the underwriters named therein.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: September 27, 2024	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary